Supplement dated July 17, 2015
to the Prospectus, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Diversified Real Return Fund	6/1/15
Columbia Global Unconstrained Bond Fund is added as an underlying fund. Accordingly, the following is added to Appendix A — Underlying Funds — Investment Objectives and Strategies:
Columbia Global Unconstrained Bond Fund
Columbia Global Unconstrained Bond Fund (the Fund) seeks to provide shareholders with absolute (positive) returns.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed-income investments. As an “unconstrained” fund, the Fund has significant flexibility to invest across the fixed-income/debt asset class in seeking to manage the portfolio through various market environments, while being mindful of interest rates, credit, market volatility and other factors.
The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines the Fund’s desired exposures to, and allocation strategy across, Fixed Income Investments (as defined below) and other available instruments and assets. The Investment Manager combines macroeconomic, fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.
The “unconstrained” nature of the Fund’s investment strategy provides it with significant latitude to obtain desired fixed-income/debt asset class exposure by investing in or allocating assets to debt instruments of governments throughout the world (including the U.S., developed and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt instruments of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S., developed and emerging markets), debt instruments of any credit rating (including below investment grade, commonly known as “high-yield” or “junk” bonds/instruments) or debt instruments that are unrated, commercial and residential mortgage-backed securities, asset-backed securities, floating rate loans, bank loans, loan assignments and loan participations, exchange-traded notes, cash/cash equivalents, inflation-hedging assets, convertible securities, sovereign and quasi-sovereign debt investments, as well as fixed-income-related derivative instruments, including those described below (collectively, Fixed Income Investments). Fixed Income Investments may have, as applicable, varying interest rates, terms, maturities, durations, credit exposures, and industry/sector exposures, and the Fund has no limitations with regard to such exposures. At times, the Fund may be focused on any one of these types of Fixed Income Investments.
Under normal circumstances, the Fund invests at least 40% of its net assets in foreign currency and Fixed Income Investments of or relating to foreign governments, as well as those of or relating to companies or other entities that: maintain their principal place of business outside the U.S.; have been formed under the laws of non-U.S. countries; trade their securities in a market located outside the U.S.; or conduct a substantial amount of business outside the U.S. The Fund considers an issuer or other entity to conduct a substantial amount of business outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable.
The Fund may invest in derivatives (both exchange-traded and over-the-counter instruments), including forward foreign currency contracts, forward interest rate agreements, futures (including bond, currency, index, and interest rate, including Treasury futures), options (including options on futures and on swaps (more commonly referred to as swaptions)) and swaps (including credit default swaps, indexed-based swaps, including index-based total return swaps, and interest rate swaps) to manage or hedge portfolio risk, interest rate risk or currency exposure, earn income, meet liquidity needs, enhance return, manage duration, or as a substitute for a position in an underlying asset or index.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may purchase securities or other instruments in private placements, as well as repurchase agreements. The Fund may invest in instruments denominated in foreign currencies and in U.S. dollar-denominated instruments of foreign issuers.
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The Fund may take both long and short positions in all of its investments and may, at any time, have either a net long exposure or a net short exposure to markets. The Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure.
The Fund expects to have significant investment leverage (market exposure in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives).
The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The rest of the section remains the same.
The following are added to Appendix B - Underlying Funds - Principal Risks:
Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. These transactions involve risks, including counterparty risk, hedging risk and interest rate risk.
Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay, which means that the Fund is subject to issuer credit risk. ETNs do not typically offer principal protection, so the Fund may lose some or all of its investment. The returns of ETNs are usually linked to the performance of a market benchmark or strategy, less investor fees and expenses. The Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s returns to be lower. The return on ETNs will typically be lower than the total return on a direct investment in the components of the underlying index or strategy because of the ETN’s investor fees and expenses.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce against the borrower compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
New Fund Risk. The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
The rest of the section remains the same.
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